UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2025

HAYMAKER ACQUISITION CORP. 4

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41757	87-2213850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

324 Royal Palm Way, Suite 300-i Palm Beach, FL 33480
(Address of Principal Executive Offices) (Zip Code)

(212) 616-9600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	HYACU	The New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	HYAC	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	HYAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 10, 2025, Haymaker Acquisition Corp. 4, a Cayman Islands exempted company (“Haymaker” or “SPAC”), filed with the U.S. Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) in connection with Haymaker’s entry into a Business Combination Agreement, dated as of October 9, 2025 (the “Business Combination Agreement”), by and among Haymaker, Suncrete, Inc., a Delaware corporation and direct wholly owned subsidiary of SPAC (“New Suncrete” or “PubCo”), Haymaker Merger Sub I, Inc., a Delaware corporation and direct wholly owned subsidiary of PubCo (“Merger Sub I”), Haymaker Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of PubCo (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”), and Concrete Partners Holding, LLC, a Delaware limited liability company (“Suncrete”). This Current Report on Form 8-K/A (this “Amendment”) amends the Original Form 8-K. No other amendments are being made to the Original Form 8-K by this Amendment.

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

As previously disclosed, on October 9, 2025, Haymaker, New Suncrete, the Merger Subs and Suncrete entered into the Business Combination Agreement.

Pursuant to the Business Combination Agreement, and subject to the terms and conditions contained therein, the Business Combination will be effected in three steps: (a) SPAC will change its jurisdiction of incorporation from the Cayman Islands to the State of Delaware (the “Domestication” and the time at which the Domestication becomes effective, the “Domestication Effective Time”), (b) immediately following the Domestication Effective Time, Merger Sub I will merge with and into SPAC (the “Initial Merger”), with SPAC surviving the Initial Merger as a wholly owned subsidiary of PubCo (the time at which the Initial Merger becomes effective, the “Initial Merger Effective Time”); and (c) immediately following the Initial Merger Effective Time, Merger Sub II will merge with and into Suncrete (the “Acquisition Merger” and, together with the Initial Merger, the “Mergers”, and collectively with the Domestication and all other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with Suncrete surviving the Acquisition Merger as a wholly owned subsidiary of New Suncrete.

Conversion of Securities

In connection with the Domestication, SPAC will change its jurisdiction of incorporation from the Cayman Islands to the State of Delaware by (i) deregistering as a Cayman Islands exempted company and (ii) continuing and domesticating as a Delaware corporation.

At the Domestication Effective Time, by virtue of the Domestication and without any action on the part of SPAC, any Merger Sub, Suncrete, PubCo or the holders of any of the following securities:

(a)

each Class B Ordinary Share of SPAC, par value $0.0001 per share (“SPAC Class B Ordinary Share”), that is issued and outstanding immediately prior to the Domestication Effective Time will convert automatically, on a one-for-one basis, into a share of Class B Common Stock of the post-Domestication SPAC, par value $0.0001 per share (“SPAC Class B Common Stock”);

(b)

immediately following the conversion described in clause (a) above, each Class A Ordinary Share of SPAC, par value $0.0001 per share (“SPAC Class A Ordinary Share”), that is then-issued and outstanding will convert automatically, on a one-for-one basis, into a share of Class A Common Stock of the post-Domestication SPAC, par value $0.0001 per share (“SPAC Class A Common Stock”);

(c)

each unit of the SPAC prior to the Domestication, each such unit comprised of one SPAC Class A Ordinary Share and one-half of one SPAC Cayman Warrant (as defined below) (a “SPAC Cayman Unit”) that is then issued and outstanding will convert automatically, on a one-for-one basis, into a unit of the SPAC following the Domestication, each such unit comprised of one share of SPAC Class A Common Stock and one-half of one SPAC Delaware Warrant (as defined below) (a “SPAC Delaware Unit”); and

(d)	each then issued and outstanding warrant to purchase SPAC Class A Ordinary Shares prior to the Domestication (a “SPAC Cayman Warrant”) will convert automatically, on a one-for-one basis, into one warrant to purchase SPAC Class A Common Stock (a “SPAC Delaware Warrant”).

At the Initial Merger Effective Time, by virtue of the Initial Merger and without any action on the part of SPAC, any Merger Sub, Suncrete, PubCo or the holders of any of the following securities:

(a)	each share of Common Stock of Merger Sub I, par value $0.0001 per share, issued and outstanding immediately prior to the Initial Merger Effective Time will be redeemed for par value;

(b)	each share of SPAC Class A Common Stock issued and outstanding immediately prior to the Initial Merger Effective Time will be canceled and converted into one share of Class A Common Stock of PubCo, par value $0.0001 per share (“PubCo Class A Common Stock”);

(c)

each share of SPAC Class B Common Stock issued and outstanding immediately prior to the Initial Merger Effective Time will be canceled and converted into one share of Class B Common Stock of PubCo, par value $0.0001 per share (“PubCo Class B Common Stock” and, together with the PubCo Class A Common Stock, the “PubCo Common Stock”);

(d)	each then-outstanding and unexercised SPAC Delaware Warrant will automatically be assumed and converted into a warrant to acquire one share of PubCo Class A Common Stock, subject to the same terms and conditions applicable to the corresponding former SPAC Cayman Warrant immediately prior to the Initial Merger Effective Time (each such resulting warrant, an “Assumed SPAC Warrant”); and

(e)	each SPAC Delaware Unit issued and outstanding immediately prior to the Initial Merger Effective Time will be detached into one share of PubCo Class A Common Stock and one-half of one Assumed SPAC Warrant.

At the Acquisition Merger Effective Time, by virtue of the Acquisition Merger and without any action on the part of SPAC, any Merger Sub, Suncrete, PubCo or the holders of any of the following securities:

(a)	each Common Unit of Suncrete (each, a “Company Common Unit”) (other than any Company Incentive Units, as defined in Suncrete’s existing Amended and Restated Limited Liability Company Agreement (as amended, the “Company LLC Agreement”)) issued and outstanding immediately prior to the Acquisition Merger Effective Time will be canceled and converted into the right to receive, in the aggregate, shares of PubCo Class B Common Stock and PubCo Class A Common Stock, as applicable, equal to the applicable exchange ratio, as calculated pursuant to the Business Combination Agreement;

(b)	each Preferred Unit of Suncrete (each, a “Company Preferred Unit”) issued and outstanding immediately prior to the Acquisition Merger Effective Time will be canceled and converted into the right to receive shares of PubCo Class B Common Stock and PubCo Class A Common Stock, as applicable, equal to the applicable exchange ratio, as calculated pursuant to the Business Combination Agreement;

(c)	each Senior Preferred Unit of Suncrete (“Company Senior Preferred Unit”) issued and outstanding immediately prior to the Acquisition Merger Effective Time will be canceled and converted into the right to receive a cash payment in the amount equal to the Unreturned Senior Preferred Contribution (as defined in the Company LLC Agreement) with respect to such Company Senior Preferred Unit, calculated in accordance with the terms set forth in the Company LLC Agreement;

(d)	each Company Incentive Unit issued and outstanding immediately prior to the Acquisition Merger Effective Time will be automatically cancelled and converted into the right to receive a number of restricted shares of PubCo Class A Common Stock equal to the Company Incentive Unit Share Consideration (as defined in the Business Combination Agreement) with respect to such Company Incentive Unit (each, a “Rollover Equity Award”); provided, that each holder of a Rollover Equity Award will enter into a side letter agreement at the Acquisition Merger Effective Time pursuant to which each such holder will agree that their Rollover Equity Award will be subject to the same terms and conditions (including applicable vesting, expiration and forfeiture provisions) that applied to such Company Incentive Unit immediately prior to the Acquisition Merger Effective Time;

(e)	each Company Unit held in treasury of Suncrete as of immediately prior to the Acquisition Merger Effective Time will thereupon be cancelled without any conversion thereof and no payment or distribution will be made within respect thereto;

(f)	each share of PubCo Class B Common Stock issued and outstanding immediately prior to the Acquisition Merger Effective Time will be converted into and exchanged, on a one-for-one basis, into one share of PubCo Class A Common Stock (subject to clause (h) below);

(g)	each Unit of Merger Sub II issued and outstanding immediately prior to the Acquisition Merger Effective Time will be converted into and exchanged for one validly issued, fully paid and non-assessable unit of Suncrete;

(h)

upon distribution by Haymaker Sponsor IV, LLC (the “Sponsor”) of the Dothan Founder Shares (as defined below) to Dothan Independent GP, LP (“Dothan Independent”), each Dothan Founder Share will be converted into and exchanged, on a one-for-one basis, into one share of PubCo Class B Common Stock; and

(i)	subject to certain waivers, approvals, consents or authorizations and the satisfaction of certain contractual requirements, PubCo will issue 2,500,000 shares of PubCo Class B Common Stock to Dothan Independent.

Under SPAC’s Amended and Restated Memorandum and Articles of Association, and in connection with obtaining the approval of the Business Combination by SPAC’s shareholders, SPAC is required to provide an opportunity for its shareholders to redeem all or a portion of their outstanding SPAC Class A Ordinary Shares (subject to certain exceptions) as set forth therein (the “SPAC Shareholder Redemption”), with the SPAC Shareholder Redemption to be effected no later than two business days prior to the SPAC Shareholders’ Meeting (as defined below).

Representations, Warranties and Covenants

The Business Combination Agreement contains representations and warranties of (i) Suncrete and (ii) SPAC, Merger Subs and PubCo that are customary for transactions of this nature. The Business Combination Agreement contains certain covenants of the parties, including, among others, covenants requiring that (a) the parties will conduct their respective businesses in the ordinary course through the consummation of the Acquisition Merger, subject to certain exceptions, (b)  the parties will take all actions necessary or reasonably requested by another party to cause the PubCo Common Stock to be issued in connection with the Mergers to be approved for listing on the New York Stock Exchange at the closing of the Acquisition Merger, (c) SPAC and Suncrete will (x) not solicit or negotiate with third parties regarding alternative transactions and will comply with certain related restrictions and (y) cease discussions regarding alternative transactions, (d) the parties will jointly prepare (and PubCo and Suncrete will file as co-registrants with the SEC) a registration statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), the shares of PubCo Common Stock and Assumed SPAC Warrants to be issued in connection with the Mergers (which Registration Statement will contain a proxy statement / prospectus for the purpose of soliciting proxies from SPAC’s shareholders to vote in favor of adoption and approval of the Business Combination Agreement and the transactions contemplated by the Business Combination Agreement), the Required SPAC Proposals (as defined in the Business Combination Agreement) and certain other matters at the SPAC Shareholders’ Meeting), (e) the parties will cooperate in obtaining necessary approvals from governmental agencies and (f) SPAC and Suncrete will use their respective commercially reasonable efforts to enable SPAC to redeem or repurchase all of the issued and outstanding SPAC Cayman Warrants or SPAC Delaware Warrants, as applicable (other than any SPAC Cayman Warrants or SPAC Delaware Warrants held by the Sponsor), prior to or concurrently with the Closing Date (as defined below).

Closing

Subject to, among other things (including the closing conditions further described below), the receipt by SPAC from Suncrete of an officer’s certificate certifying to (a) the truth and correctness of certain representations and warranties of Suncrete and (b) the compliance by Suncrete with certain covenants and agreements set forth in the Business Combination Agreement (such date, the “Closing Date”), (i) immediately prior to filing of a certificate of merger with respect to the Initial Merger, a first closing (the “Initial Closing”) will occur and (ii) on the Closing Date, immediately following the Initial Closing and immediately prior to filing a certificate of merger with respect to the Acquisition Merger, a second closing (the “Acquisition Closing”) will occur.

Conditions to Closing

The obligations of Suncrete, SPAC, Merger Subs and PubCo to consummate the Business Combination are subject to the satisfaction or waiver by each of Suncrete and SPAC (where permissible) at or prior to the Acquisition Merger Effective Time of the following conditions:

•

the written consent of certain of Suncrete’s members as well as its parent, Dothan Concrete Investors, LLC (collectively, the “Written Consent Parties”), in favor of the approval and adoption of the Business Combination Agreement, the Business Combination and all other transactions contemplated by the Business Combination Agreement (the “Written Consent”) having been delivered to SPAC;

•	the Required SPAC Proposals having each been approved and adopted by the requisite affirmative vote of SPAC shareholders at the extraordinary general meeting of SPAC shareholders (the “SPAC Shareholders’ Meeting”);

•	no governmental authority having enacted, issued, or enforced any law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the transactions contemplated by the Business Combination Agreement illegal or otherwise prohibiting the consummation of the Business Combination and such transactions;

•	all required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), having been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Business Combination under the HSR Act having expired or been terminated;

•	the Registration Statement having been declared effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement being in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement having been initiated or threatened by the SEC;

•

the shares of PubCo Class A Common Stock to be issued pursuant to the Business Combination Agreement and the Assumed SPAC Warrants (and the shares of PubCo Class A Common Stock issuable upon exercise thereof) having been approved for listing on the NYSE, or another national securities exchange mutually agreed to by the parties, as of the Closing Date, subject only to official notice of issuance thereof; and

•	the Domestication and Initial Merger having been completed.

The obligations of Suncrete to consummate the Business Combination are subject to the satisfaction or waiver by Suncrete (where permissible) at or prior to the Acquisition Merger Effective Time of the following additional conditions:

•	the accuracy of the representations and warranties of SPAC as determined in accordance with the Business Combination Agreement;

•	each of SPAC, PubCo and Merger Subs having performed or complied in all material respects with all other agreements and covenants required by the Business Combination Agreement to be performed or complied with by them on or prior to the Acquisition Merger Effective Time;

•	PubCo having delivered to Suncrete counterpart signature pages to the Registration Rights Agreement (as defined below), duly executed by PubCo;

•	PubCo having delivered to Suncrete its counterpart signature page to the Dothan Management Agreement Amendment (as defined below);

•	SPAC having delivered to Suncrete evidence of the consummation of the transactions contemplated to occur prior to Closing and set forth in the Sponsor Support Agreement (as defined and further discussed below);

•	SPAC having delivered evidence of the cancellation and termination of: (i) that certain unsecured Promissory Note, dated as of June 10, 2024, issued by SPAC in favor of Sponsor with a maximum aggregate principal amount of up to $1,500,000, (ii) that certain unsecured Promissory Note, dated as of July 15, 2025, issued by SPAC in favor of Sponsor, with a maximum aggregate principal amount of up to $4,500,000, and (iii) any additional promissory notes issued by the SPAC to the Sponsor or any affiliate of the SPAC, to fund working capital, transaction expenses, or other SPAC expenses (collectively, the “Sponsor Notes”) and the satisfaction and discharge of all outstanding amounts under the Sponsor Notes;

•	SPAC having delivered to Suncrete written resignations, dated as of the Closing Date, of certain directors and officers of SPAC as provided in the Business Combination Agreement;

•	SPAC having delivered to Suncrete a certificate, dated as of the Closing Date, signed by an officer of SPAC, certifying as to the satisfaction of certain conditions specified in the Business Combination Agreement; and

•

as of the Acquisition Closing, after consummation of the PIPE Investment (as defined and further discussed below), the Available Cash being equal to or in excess of $150,000,000 (the “Minimum Cash Condition”). “Available Cash” means an amount equal to: (a) the amount of immediately available funds contained in SPAC’s trust account that are available for release to SPAC after deducting all amounts to be paid pursuant to the exercise of redemption rights, plus (b) any funds to be received pursuant to the PIPE Investment, plus (c) all funds held by SPAC outside of SPAC’s trust account and immediately available to SPAC.

The obligations of SPAC to consummate the Business Combination are subject to the satisfaction or waiver by SPAC (where permissible) at or prior to the Acquisition Merger Effective Time of the following additional conditions:

•	the accuracy of the representations and warranties of Suncrete as determined in accordance with the Business Combination Agreement;

•	Suncrete having performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Acquisition Merger Effective Time;

•	Suncrete shall have delivered to SPAC its duly executed counterpart signature page to the Registration Rights Agreement;

•	Suncrete having delivered to SPAC a customary officer’s certificate, dated as of the Closing Date, certifying as to the satisfaction of certain conditions specified in the Business Combination Agreement;

•	Suncrete having delivered to SPAC its duly executed counterpart signature page, as well as the duly executed counterpart signature page of Dothan Concrete Investments Management, LLC (“Dothan Management”) to the Dothan Management Agreement Amendment (as defined below); and

•	Suncrete having consummated the Project Thunder Transaction (as defined in the disclosure schedules to the Business Combination Agreement).

At any time prior to the Acquisition Merger Effective Time, (a) SPAC may (i) extend the time for the performance of any obligation or other act of Suncrete required under the Business Combination Agreement, (ii) waive any inaccuracy in the representations and warranties of Suncrete contained in the Business Combination Agreement or in any document delivered by Suncrete pursuant to the Business Combination Agreement and (iii) waive compliance with any agreement of Suncrete or any condition to SPAC’s own obligations contained in the Business Combination Agreement and (b) Suncrete may (i) extend the time for the performance of any obligation or other act of SPAC, PubCo or Merger Subs required under the Business Combination Agreement, (ii) waive any inaccuracy in the representations and warranties of SPAC, PubCo and/or Merger Subs contained in the Business Combination Agreement or in any document delivered by SPAC, PubCo and/or Merger Subs pursuant to the Business Combination Agreement and (iii) waive compliance with any agreement of SPAC, PubCo or Merger Subs or any condition to Suncrete’s own obligations contained in the Business Combination Agreement, in each case to the extent permitted by applicable law and, in the case of SPAC, the SPAC’s existing organizational documents. Any such extension or waiver must be set forth in an instrument in writing signed by the party or parties to be bound thereby.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Mergers, including:

(a)	by mutual written consent of Suncrete and SPAC;

(b)	by either party if the Acquisition Merger Effective Time has not occurred prior to June 9, 2026 (the “Outside Date”), subject to extension in certain circumstances;

(c)	by either party if there is a final non-appealable governmental order preventing the consummation of the transactions contemplated by the Business Combination Agreement;

(d)	by Suncrete if any of the Required SPAC Proposals fails to receive the requisite vote for approval at the SPAC Shareholders’ Meeting (subject to any adjournment, postponement or recess of such meeting);

(e)	by Suncrete as a result of a breach by SPAC, PubCo or Merger Subs that gives rise to a failure of a condition precedent and cannot or has not been cured by the earlier of the Outside Date or 30 days after receipt of notice from the SPAC (and a breach by Suncrete is not the proximate cause of the failure of such condition precedent);

(f)	by the SPAC as a result of a breach by Suncrete that gives rise to a failure of a condition precedent and cannot or has not been cured by the earlier of the Outside Date or 30 days after receipt of notice from Suncrete (and a breach by SPAC, PubCo, or Merger Subs is not the proximate cause of the failure of such condition precedent); or

(g)

by Suncrete prior to obtaining shareholder approval at the SPAC Shareholders’ Meeting, if the board of directors of SPAC fails to make, amends, changes, withdraws, modifies, withholds or qualifies its recommendation to its shareholders that they approve the Required SPAC Proposals, or fails to include such recommendation in the Registration Statement.

If the Business Combination Agreement is validly terminated in accordance with its terms, none of the parties will have any liability or any further obligation under the Business Combination Agreement with certain limited exceptions, including liability arising out of any fraud or willful breach.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K/A as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K/A. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about SPAC, Suncrete, PubCo or Merger Subs. In particular, the assertions embodied in representations and warranties by SPAC, Suncrete, PubCo and Merger Subs contained in the Business Combination Agreement are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure schedules provided by the parties in connection with the execution of the Business Combination Agreement, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to security holders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about SPAC, Suncrete, PubCo or Merger Subs. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in SPAC’s or PubCo’s public disclosures.

Support Agreements

Company Equityholder Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, Suncrete, PubCo, SPAC and certain equityholders of Suncrete entered into a support agreement (the “Company Equityholder Support Agreement”), pursuant to which the equityholders of Suncrete party thereto agreed, among other things, to vote in favor of the approval and adoption of the Business Combination and the transactions contemplated thereby. Certain equityholders of Suncrete have also agreed, subject to certain exceptions, not to directly or indirectly, (i) sell, assign, transfer (including by operation of law), permit the creation of any lien, pledge, dispose of or otherwise encumber any of its Suncrete securities, (ii) deposit any of its Suncrete securities into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto, (iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any of its Suncrete securities or (iv) take any action that would have the effect of preventing or disabling the holder from performing its obligations under the Company Equityholder Support Agreement.

Further, certain equityholders of Suncrete have also agreed not to, during the period commencing from the Closing Date and ending on the earlier of (i) the one year anniversary of the Closing Date and (ii) the date after the Closing Date on which PubCo consummates a liquidation, merger, share exchange, reorganization or other similar transaction with an unaffiliated third party that results in all of PubCo’s stockholders having the right to exchange their equity holdings in PubCo for cash, securities or other property (such period, the “Post-Closing Lock-Up Period”): lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, establish or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position, or otherwise transfer or dispose of, directly or indirectly, any of its Suncrete securities, or any securities of PubCo issued to such holder pursuant to the Business Combination Agreement (such securities, the “Lock-up Securities”), (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-up Securities, or (C) publicly announce the intention to do any of the foregoing, subject to certain exceptions. Notwithstanding the foregoing, pursuant to the Company Equityholder Support Agreement, (i) 33.33% of the Lock-up Securities held by the applicable holder as of the Closing Date will be automatically released from the lock-up restrictions on the six month anniversary of the Closing Date and (ii) 33.33% of the Lock-up Securities held by the applicable holder as of the Closing Date will be automatically released from the lock-up restrictions on the nine month anniversary of the Closing Date.

The Company Equityholder Support Agreement will terminate upon the earlier to occur of (a) the Acquisition Merger Effective Time (subject to the survival of certain provisions, including the lock-up provisions described in the paragraph above), (b) the date of the valid termination of the Business Combination Agreement in accordance with its terms, or (c) the effective date of a written agreement of Suncrete, PubCo and the equityholder terminating the Company Equityholder Support Agreement.

The foregoing description of the Company Equityholder Support Agreement is qualified in its entirety by reference to the full text of the form of the Company Equityholder Support Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K/A, and is incorporated herein by reference.

Sponsor Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, the Sponsor and certain officers and directors of SPAC (such holders, the “Sponsor Related Parties”) entered into an agreement (the “Sponsor Support Agreement”) with Suncrete and PubCo, which supersedes the letter agreement dated July 25, 2023, among the SPAC, Sponsor and the Sponsor Related Parties. Pursuant to the Sponsor Support Agreement, among other things, Sponsor and the Sponsor Related Parties agreed to vote in favor of the adoption and approval of the Business Combination Agreement and the transactions contemplated thereby and waive the anti-dilution rights set forth in SPAC’s organizational documents. The Sponsor and Sponsor Related Parties also agreed, until the earlier of the Initial Closing and the termination of the Business Combination Agreement in accordance with its terms, not to (i) directly or indirectly sell, assign, transfer (including by operation of law), permit the creation of any lien, pledge, dispose of or otherwise encumber any of its SPAC securities or otherwise agree to do any of the foregoing, (ii) deposit any of its SPAC securities into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto, (iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any of its SPAC securities, or (iv) take any action that would have the effect of preventing or disabling the Sponsor from performing its obligations under the Sponsor Support Agreement. Sponsor also agreed that, immediately upon the occurrence of the Initial Merger Effective Time, it will automatically be deemed to have irrevocably transferred to PubCo, surrendered and forfeited for no consideration a number of shares of PubCo Class A Common Stock equal to the number of Anchor Commitment Fee Shares (as defined in the PIPE Subscription Agreements), not to exceed 333,333 shares in the aggregate.

The Sponsor and Sponsor Related Parties have also agreed to certain transfer restrictions with respect to its PubCo Class A Common Stock as follows: During the Post-Closing Lock-Up Period, Sponsor Related Party agreed that it shall not, directly or indirectly, without the prior written consent of PubCo, (i) sell, assign, transfer (including by operation of law), permit the creation of any lien, pledge, dispose of or otherwise encumber any of its PubCo Class A Common Stock or otherwise agree to do any of the foregoing, (ii) deposit any of its PubCo Class A Common Stock into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with the Sponsor Support Agreement, or (iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any of its PubCo Class A Common Stock, subject to certain exceptions. Notwithstanding the foregoing, pursuant to the Sponsor Support Agreement, (i) 33.33% of the locked-up securities held by the applicable holder as of the Closing Date will be automatically released from the lock-up restrictions on the six month anniversary of the Closing Date and (ii) 33.33% of the locked-up securities held by the applicable holder as of the Closing Date will be automatically released from the lock-up restrictions on the nine month anniversary of the Closing Date.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, which is included as Exhibit 10.2 to this Current Report on Form 8-K/A, and is incorporated herein by reference.

Registration Rights Agreements

Pursuant to the Business Combination Agreement, the parties have agreed that in connection with the Initial Closing, PubCo, SPAC, and the Sponsor will enter into an Assignment, Assumption, and Amendment Agreement, in form and substance reasonably acceptable to SPAC and Suncrete, with respect to the existing Registration Rights Agreement, dated as of July 25, 2023, by and between SPAC and Sponsor. The parties have also agreed that in connection with the Acquisition Closing, PubCo and certain members of Suncrete will enter into a Registration Rights Agreement in form and substance reasonably acceptable to SPAC and Suncrete (the “Registration Rights Agreement”).

PIPE Subscription Agreements

Concurrently with the execution and delivery of the Business Combination Agreement, SPAC and PubCo entered into subscription agreements (the “PIPE Subscription Agreements”) with certain accredited investors and qualified institutional buyers (collectively, the “PIPE Investors”), pursuant to which, among other things, PubCo agreed to issue and sell to the PIPE Investors, in a private placement to close immediately prior to the closing of the Acquisition Merger, an aggregate of approximately $82.5 million in shares of PubCo Class A Common Stock and, in certain circumstances, Pre-Funded Common Stock Purchase Warrants to purchase PubCo Class A Common Stock (the “PIPE Investment”). The foregoing description of the PIPE Investment and the PIPE Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of PIPE Subscription Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Dothan Agreements

In order to fund certain costs and expenses incurred by SPAC, on September 8, 2025, Dothan Independent and Sponsor entered into a Subscription Agreement, pursuant to which, among other things, Dothan Independent became a member of the Sponsor and agreed to contribute $500,000.00 in the aggregate to the Sponsor in exchange for 10 Class Z Units of the Sponsor, representing an indirect interest in 2,800,000 SPAC Founder Shares (the “Dothan Founder Shares”) and an indirect interest in 398,800 SPAC Cayman Warrants.

Effective as of the Acquisition Closing and subject to the receipt by the Company prior to the Acquisition Closing of certain necessary waivers, approvals, consents or authorizations, the Company, PubCo, and Dothan Management will enter into an amendment (the “Dothan Management Agreement Amendment”) to the Management and Consulting Agreement, dated as of July 29, 2024 (the “Dothan Management Agreement”), by and between Suncrete and Dothan Management, pursuant to which, among other things, PubCo will assume, and agree to perform and discharge, all of the obligations of Suncrete under the Dothan Management Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K/A regarding the PIPE Investment is incorporated by reference herein. The securities issuable in connection with the PIPE Investment will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Additional Information and Where To Find It

In connection with the Business Combination, PubCo and Suncrete intend to file the Registration Statement with the SEC, which will include a proxy statement with respect to Haymaker’s shareholder meeting to vote on the Business Combination and a prospectus with respect to PubCo’s securities to be issued in connection with the Business Combination (the “proxy statement/prospectus”), as well as other relevant documents concerning the Business Combination. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus included in the Registration Statement will be mailed to the shareholders of Haymaker as of the record date to be established for voting on the Business Combination. INVESTORS AND SHAREHOLDERS OF HAYMAKER ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT/PROSPECTUS REGARDING THE BUSINESS COMBINATION WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about PubCo, Haymaker and Suncrete, without charge, once available, at the SEC’s website, http://www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K/A shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination. This Report shall also not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Participants in Solicitation

Each of Haymaker, PubCo and their respective directors, executive officers and certain other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from Haymaker’s shareholders in connection with the Business Combination. Information regarding the persons who may be considered participants in the solicitation of proxies in connection with the proposed Business Combination, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant materials when they are filed with the SEC. Information regarding the directors and executive officers of Haymaker is set forth in Part II, Item 10. Directors, Executive Officers and Corporate Governance of Haymaker’s Annual Report on Form 10-K for the year ended December 31, 2024. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties.

Examples of forward-looking statements include, but are not limited to, statements with respect to the expectations, hopes, beliefs, intentions, plans, prospects, financial results of strategies regarding Haymaker, Suncrete, PubCo, the Business Combination and statements regarding the anticipated benefits and timing of the completion of the proposed Business Combination and PIPE Investment, plans and use of proceeds, objectives of management for future operations of Suncrete, expected operating costs of Suncrete and its subsidiaries, the upside potential and opportunity for investors, Suncrete’s plan for value creation and strategic advantages, market site and growth opportunities, Suncrete’s acquisition strategy, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the PIPE Investment and the level of redemptions of Haymaker’s public shareholders, and PubCo’s, Suncrete’s and Haymaker’s expectations, intentions, strategies, assumptions or beliefs about future events, results at operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, but are not limited to:

•	the risk that the Business Combination and the PIPE Investment may not be completed in a timely manner or at all;

•	the failure by the parties to satisfy the conditions to the consummation of the PIPE Investment and the Business Combination, including the approval of Haymaker’s shareholders;

•	the failure to realize the anticipated benefits of the Business Combination;

•	the outcome of any potential legal proceedings that may be instituted against PubCo, Suncrete, Haymaker or others following announcement of the Business Combination;

•	the level of redemptions of Haymaker’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of Haymaker or the shares of PubCo Class A Common Stock;

•	the failure of PubCo to obtain or maintain the listing of its securities on any stock exchange on which the PubCo Class A Common Stock will be listed after closing of the Business Combination;

•	costs related to the Business Combination and as a result of PubCo becoming a public company;

•	changes in business, market, financial, political and regulatory conditions;

•	risks relating to Suncrete’s anticipated operations and business, including the success of any future acquisitions;

•	the risk that issuances of equity or debt securities following the closing of the Business Combination, including issuances of equity securities in connection with Suncrete’s acquisition strategy, may adversely affect the value of Suncrete’s common stock and dilute its stockholders;

•	the risk that after consummation of the Business Combination, PubCo experiences difficulties managing its growth and expanding operations;

•	challenges in implementing the business plan, due to lack of an operating history, operational challenges, significant competition and regulation;

•	those risk factors discussed in documents of PubCo, Haymaker or Suncrete filed, or to be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section Haymaker’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the Registration Statement and proxy statement/prospectus that will be filed by PubCo and Suncrete, and other documents filed or to be filed by PubCo, Haymaker and Suncrete from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of PubCo, Suncrete or Haymaker presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the parties or any of their representatives gives any assurance that PubCo, Suncrete or Haymaker will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*+	Business Combination Agreement, dated as of October 9, 2025, by and among the Company, Suncrete, PubCo, Merger Sub I and Merger Sub II

10.1	Form of Company Equityholder Support Agreement

10.2+	Sponsor Support Agreement

10.3	Form of PIPE Subscription Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

+	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Haymaker Acquisition Corp. 4

October 14, 2025

	By:	/s/ Christopher Bradley
	Name:	Christopher Bradley
	Title:	Chief Executive Officer and Chief Financial Officer